Neuberger Berman Income Funds

INVESTOR CLASS

Neuberger Berman Core Bond Fund — NCRIX

Neuberger Berman High Income Bond Fund — NHINX

Neuberger Berman Municipal Intermediate Bond Fund — NMUIX

Neuberger Berman Municipal Money Fund — NMNXX

Neuberger Berman New York Municipal Money Fund — NYNXX

Neuberger Berman Short Duration Bond Fund — NSBIX

Prospectus February 28, 2010,
(as amended April 1, 2010 for Neuberger Berman Municipal Money Fund)

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN INCOME FUNDS
Fund Summaries
Neuberger Berman Core Bond Fund	2
Neuberger Berman High Income Bond Fund	8
Neuberger Berman Municipal Intermediate Bond Fund	13
Neuberger Berman Municipal Money Fund	17
Neuberger Berman New York Municipal Money Fund	21
Neuberger Berman Short Duration Bond Fund	25
Descriptions of Certain Practices and Security Types	30
Additional Information about Principal Investment Risks	30
Information about Additional Risks	34
Descriptions of Indices	34
Management of the Funds	35
Financial Highlights	38
YOUR INVESTMENT
Share Prices	44
Privileges and Services	45
Distributions and Taxes	46
Maintaining Your Account	48
Buying Shares	53
Selling Shares	54
Market Timing Policy	55
Portfolio Holdings Policy	56
Fund Structure	56

Shares of Neuberger Berman New York Municipal Money Fund are not available in all states, including the State of New Hampshire. Shares of Neuberger Berman New York Municipal Money Fund are available only in states in which they are authorized for purchase.

Fund Summaries
Neuberger Berman Core Bond Fund
Investor Class Shares (NCRIX)

GOAL
The Fund seeks to maximize total return consistent with capital preservation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	0.25
Other expenses	0.38
Acquired fund fees and expenses	0.02
Total annual operating expenses	1.17
Fee waiver and/or expense reimbursement	0.29
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.88

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$90	$281	$488	$1,084

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.85% of average net assets. This undertaking lasts until 10/31/2020. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.85% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 450% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; and mortgage-backed securities and other asset-backed securities. Securities in which the Fund may invest may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Fund may also engage in when-issued and

2 Core Bond Fund

delayed delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date.

All of the debt securities in which the Fund invests normally are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality.

The Fund may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.

Additionally, the Fund may invest in tender option bonds, convertible securities, and preferred securities.

The Fund normally seeks to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays Capital U.S. Aggregate Bond Index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

INVESTMENT PHILOSOPHY AND PROCESS

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the unique strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

  Portfolio Strategy: The Global Investment Strategy Team, which consists of the Portfolio Management Team and other senior investment professionals, establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

  Strategy Implementation: Once the Global Investment Strategy Team establishes the investment profile for the Fund, the research teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.

When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

3 Core Bond Fund

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price. In addition, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s duration.

Prepayment and Extension Risk. The Fund’s performance could be affected if unexpected interest rate trends cause the Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed-delivery transactions can have a leverage- like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that a counterparty may fail to complete the sale of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price and may also be less liquid than comparable U.S. securities. World markets may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Derivatives Risk. Derivatives may involve risks different from, or greater than, those associated with more traditional investments. Derivatives can be highly complex, can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Sector Risk. The Fund’s performance could be affected if bond market sectors that the Fund is emphasizing do not perform as expected.

Illiquid Securities Risk. Illiquid securities may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the securities may not be sold for the price at which the Fund is carrying them.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the situation in

4 Core Bond Fund

the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund had a different goal and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to 2/28/2008, its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
9.75	7.02	9.16	3.83	4.13	2.16	4.64	3.89	-4.47	17.69

Best quarter: Q2 '09, 7.56%
Worst quarter: Q3 '08, -2.96%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
Core Bond Fund
Return Before Taxes	17.69	4.54	5.64
Return After Taxes on Distributions	15.88	2.81	3.76
Return After Taxes on Distributions and Sale of Fund Shares	11.41	2.85	3.71
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*

The Fund is the successor to Ariel Premier Bond Fund. The performance prior to 6/10/2005 is that of Ariel Premier Bond Fund Investor Class, the predecessor of the Fund’s Investor Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods after 6/10/2005.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Senior Vice President of NBM and NBFI), David M. Brown (Managing Director of NBM and NBFI), Andrew A. Johnson (Managing Director of NBM and NBFI), and Bradley C. Tank (Managing Director of

5 Core Bond Fund

NBM; Chairman, Chief Executive Officer, Board Member, Managing Director and Chief Investment Officer of NBFI). Messrs. Bardas and Brown have managed the Fund since February 2008, and Messrs. Johnson and Tank have managed the Fund since April 2009.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

For certain investors, shares of the Fund may be available directly from NBM. See “Maintaining Your Account” in the prospectus. Such investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

6 Core Bond Fund

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

7 Core Bond Fund

Neuberger Berman High Income Bond Fund
Investor Class Shares (NHINX)

GOAL
The Fund seeks high total returns consistent with capital preservation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution (12b-1) fees	None
Other expenses	0.29
Acquired fund fees and expenses	0.02
Total annual operating expenses	1.06
Fee waiver and/or expense reimbursement	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	1.03

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$105	$328	$576	$1,286

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 1.00% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of intermediate-term, U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by Standard & Poor’s (“S&P”), Baa by Moody’s Investors Service (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, deemed by

8 High Income Bond Fund

the Portfolio Managers to be of comparable quality. The Fund considers bank loan interests to be High-Yield Bonds and may invest a significant amount of its assets in bank loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on intermediate-term maturities. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings when the Portfolio Managers believe an economic expansion is underway. The Fund invests its assets in a broad range of issuers and industries.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High- Yield Bonds (as defined above). The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the high-yield bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Bank Loan Interests Risk. Bank loans generally are subject to restrictions on transfer, and the Fund may be unable to sell bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their

9 High Income Bond Fund

fair market value. The Fund may find it difficult to establish a fair value for bank loans it holds. A bank loan may not be fully collateralized and can decline significantly in value. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If the Fund acquires a participation interest in a bank loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Bank loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

Sector Risk. The Fund’s performance could be affected if bond market sectors that the Fund is emphasizing do not perform as expected.

Illiquid Securities Risk. Illiquid securities may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the securities may not be sold for the price at which the Fund is carrying them.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund’s policies limited its ability to invest in bonds rated below “B” prior to July 2006, its performance prior to that time might have been different if current policies had been in effect.

10 High Income Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
4.81	9.15	6.50	11.82	7.76	1.62	8.00	1.61	-19.09	51.58

Best quarter: Q2 '09, 18.23%
Worst quarter: Q4 '08, -13.08%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
High Income Bond Fund
Return Before Taxes	51.58	6.46	7.22
Return After Taxes on Distributions	46.69	3.68	4.41
Return After Taxes on Distributions and Sale of Fund Shares	33.04	3.81	4.44
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	58.76	6.49	6.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

The Fund is the successor to Lipper High Income Bond Fund. The performance shown from 1/1/2000 to 9/6/2002 reflects the performance of Lipper High Income Bond Fund Premier Class. Returns would have been lower if Lipper High Income Bond Fund’s manager had not waived certain fees during the period.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Ann H. Benjamin (Managing Director of NBM and NBFI) and Thomas P. O’Reilly (Managing Director of NBM and NBFI). Ms. Benjamin and Mr. O’Reilly have co-managed the Fund since October 2005.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

11 High Income Bond Fund

For certain investors, shares of the Fund may be available directly from NBM. See “Maintaining Your Account” in the prospectus. Such investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

12 High Income Bond Fund

Neuberger Berman Municipal Intermediate Bond Fund
Investor Class Shares (NMUIX)

GOAL

The Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.60
Total annual operating expenses	1.12
Fee waiver and/or expense reimbursement	0.47
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.65

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$66	$208	$473	$1,229

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.65% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.65% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers around the country. The Fund’s dividends are generally exempt from federal income tax, but a portion thereof may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

13 Municipal Intermediate Bond Fund

All of the debt securities in which the Fund invests normally are investment grade. The fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality.

The Fund seeks to minimize its exposure to credit risk by diversifying among many municipal issuers around the country and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. The Portfolio Managers analyze individual issues and look for securities that appear under-priced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. To help maintain the portfolio’s credit quality, the Portfolio Managers seek to avoid securities from states or regions with weaker economies or unusual revenue problems. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of between three and seven years.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund may not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the municipal bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goals.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price. In addition, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s duration.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation. To the extent that the Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability

14 Municipal Intermediate Bond Fund

of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
9.02	4.75	9.65	3.93	2.01	0.86	3.64	3.61	0.18	7.32

Best quarter: Q3 '02, 4.38%
Worst quarter: Q2 '04, -2.42%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
Municipal Intermediate Bond Fund
Return Before Taxes	7.32	3.09	4.45
Return After Taxes on Distributions	7.32	3.06	4.40
Return After Taxes on Distributions
and Sale of Fund Shares	5.92	3.14	4.35
Barclays Capital 7-Year General Obligation Index (reflects no deduction for fees, expenses or taxes)	6.93	4.63	5.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by James L. Iselin (Senior Vice President of NBM and NBFI) and S. Blake Miller (Senior Vice President of NBM and NBFI). Mr. Iselin has managed the Fund’s assets since 2007, and Mr. Miller has co-managed the Fund’s assets since 2010.

15 Municipal Intermediate Bond Fund

BUYING AND SELLING SHARES

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Shares of the Fund also are available directly from NBM. Investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

The part of the Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

16 Municipal Intermediate Bond Fund

Neuberger Berman Municipal Money Fund
Investor Class Shares (NMNXX)

GOAL

The Fund seeks the highest available current income exempt from federal income tax that is consistent with safety and liquidity.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.11
Total annual operating expenses	0.63
Fee waiver and/or expense reimbursement	0.04
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.59

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$60	$189	$339	$774

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.59% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.59% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from municipal issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax, but a portion thereof may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country. The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk. Based on their analysis, the Portfolio Managers invest the Fund’s assets primarily in a mix of municipal securities that is intended to provide the highest available current income exempt from federal income tax possible without violating the Fund’s credit quality policies or jeopardizing the stability of its share price.

17 Municipal Money Fund

The Fund is a money market fund. Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall). The Fund has a stricter standard for maturity in that it seeks to maintain a dollar- weighted average maturity of 60 days or less. The regulations also limit investments to the top two short-term rating categories of credit quality and unrated securities determined by the Portfolio Managers to be of equivalent quality.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on credit quality and interest rates. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund has maintained a stable share price since its inception and intends to continue to do so, its share price could fluctuate, meaning that it is possible to lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. Short-term securities tend to react to changes in short-term interest rates.

Credit Risk. Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund’s performance. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation. To the extent that the Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

18 Municipal Money Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the return would equal if you averaged out actual performance over various lengths of time.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
3.52	2.26	0.87	0.44	0.61	1.84	2.91	3.15	1.77	0.27

Best quarter: Q4 '00, 0.94%
Worst quarter: Q3 '09, 0.01%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
Municipal Money Fund	0.27	1.98	1.76

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by William J. Furrer (Senior Vice President of NBM and NBFI) and Kristian J. Lind (Vice President of NBM and NBFI). Messrs. Furrer and Lind have co-managed the Fund’s assets since 2007.

BUYING AND SELLING SHARES

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Shares of the Fund also are available directly from NBM. Investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

19 Municipal Money Fund

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund calculates its share price as of 3:00 p.m. Eastern time.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days, and the Fund will not be open for business on days the Federal Reserve Wire System is closed.

TAX INFORMATION

The part of the Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

20 Municipal Money Fund

Neuberger Berman New York Municipal Money Fund
Investor Class Shares (NYNXX)

GOAL

The Fund seeks the highest available current income exempt from federal income tax and New York State and New York City personal income taxes that is consistent with safety and liquidity.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.11
Total annual operating expenses	0.63
Fee waiver and/or expense reimbursement	0.04
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.59

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$60	$189	$339	$774

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.59% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.59% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax, but a portion thereof may be a tax preference item for purposes of the federal alternative minimum tax. For investors who live outside of New York, a portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes include securities issued by the State of New York, or any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk. Based on their analysis, the

21 New York Municipal Money Fund

Portfolio Managers invest the Fund’s assets primarily in a mix of municipal securities that is intended to provide the highest available current income exempt from federal income tax and New York State and New York City personal income taxes possible without violating the Fund’s credit quality policies or jeopardizing the stability of its share price.

The Fund may invest up to 20% of its net assets in securities the interest income on which is subject to federal income tax and/ or New York State and/or New York City personal income taxes and/or is a tax preference item for purposes of the federal alternative minimum tax.

The Fund is a money market fund. Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall). The Fund has a stricter standard for maturity in that it seeks to maintain a dollar- weighted average maturity of 60 days or less. The regulations also limit investments to the top two short-term rating categories of credit quality and unrated securities determined by the Portfolio Managers to be of equivalent quality.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on credit quality and interest rates. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund has maintained a stable share price since its inception and intends to continue to do so, its share price could fluctuate, meaning that it is possible to lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. Short-term securities tend to react to changes in short-term interest rates.

Credit Risk. Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund’s performance. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation. To the extent that the Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax.

New York State Specific Risk. Because the Fund invests primarily in municipal securities of New York, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. The economic condition and finances of New York State, New York City and other municipalities of New York are closely related and they are experiencing financial difficulties due to the current economic downturn.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes

22 New York Municipal Money Fund

and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the return would equal if you averaged out actual performance over various lengths of time.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
						2.94	3.24	1.83	0.21

Best quarter: Q2 '07, 0.83%
Worst quarter: Q3 & Q4 '09, 0.01%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	Since Inception (12/19/2005)
New York Municipal Money Fund	0.21	2.06

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by William J. Furrer (Senior Vice President of NBM and NBFI) and Kristian J. Lind (Vice President of NBM and NBFI). Messrs. Furrer and Lind have co-managed the Fund’s assets since 2007.

BUYING AND SELLING SHARES

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

23 New York Municipal Money Fund

Shares of the Fund also are available directly from NBM. Investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund calculates its share price as of 3:00 p.m. Eastern time.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days, and the Fund will not be open for business on days the Federal Reserve Wire System is closed.

TAX INFORMATION

The part of the Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. Distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York State and New York City personal income taxes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. In addition, a portion of the exempt-interest dividends that the Fund pays is expected to be attributable to interest on private activity bonds that you must treat as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

24 New York Municipal Money Fund

Neuberger Berman Short Duration Bond Fund
Investor Class Shares (NSBIX)

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.65
Acquired fund fees and expenses	0.02
Total annual operating expenses	1.19
Fee waiver and/or expense reimbursement	0.47
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.72

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$74	$230	$510	$1,310

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.70% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.70% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality.

25 Short Duration Bond Fund

The Portfolio Managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Standard & Poor’s (S&P) or Moody’s Investor Service (Moody’s) (or comparably rated by at least one independent credit rating agency) or, if unrated, deemed by the Portfolio Managers to be of comparable quality. The Fund does not normally continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of two years or less.

In an effort to achieve its goals, the Fund may engage in active and frequent trading.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goals.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price. In addition, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s duration.

Prepayment and Extension Risk. The Fund’s performance could be affected if unexpected interest rate trends cause the Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

26 Short Duration Bond Fund

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Sector Risk. The Fund’s performance could be affected if bond market sectors that the Fund is emphasizing do not perform as expected.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events.

27 Short Duration Bond Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
6.70	8.41	5.10	2.53	0.92	1.56	4.16	5.38	-16.03	13.35

Best quarter: Q2 '09, 5.10%
Worst quarter: Q4 '08, -10.26%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
Short Duration Bond Fund
Return Before Taxes	13.35	1.19	2.93
Return After Taxes on Distributions	11.40	-0.46	1.17
Return After Taxes on Distributions and Sale of Fund Shares	8.61	0.07	1.46
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.78	4.04	4.48

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Thomas Sontag (Managing Director of NBM and NBFI), Michael Foster (Senior Vice President of NBM and NBFI) and Richard Grau (Senior Vice President of NBM and NBFI). Mr. Sontag has managed the Fund’s assets since 2006, and Messrs. Foster and Grau have managed the Fund’s assets since 2008.

BUYING AND SELLING SHARES

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

28 Short Duration Bond Fund

Shares of the Fund also are available directly from NBM. Investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

29 Short Duration Bond Fund

Descriptions of Certain Practices and Security Types

Futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. “Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the position. If the price of the futures contract changes, a Fund may be required to make an additional margin deposit.

Forward Foreign Currency Contracts. Contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price are referred to as “forward contracts.” A Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates or for investment purposes. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. A Fund may also purchase and sell forward contracts for non-hedging purposes when it anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in its investment portfolio.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps.

Lower-Rated Debt Securities. Lower-rated debt securities typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, bank loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Bank Loan Interests. Bank loan interests typically will have floating interest rates that reset periodically. Most bank loans are secured by specific collateral of the borrower and are senior to most other securities issued by the borrower (e.g., common stock or bonds). Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans may be acquired by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Additional Information about Principal Investment Risks

This section provides additional information about the Funds’ principal investment risks described in the Fund Summary section.

Interest Rate Risk. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the value of a Fund’s investments can decline when market interest rates rise and, conversely, the value of a Fund’s investments can rise when market interest rates decline. In general, the longer the maturity of a debt or money market security, the greater the effect a change in interest rates could have on the security’s price. Short-term securities tend to react to changes in short- term interest rates, and long-term securities tend to react to changes in long-term interest rates. In addition, a Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s duration. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Prepayment and Extension Risk. To the extent that a Fund invests in mortgage- or asset-backed securities, the Fund’s performance could be affected if unexpected interest rate trends cause these securities to be paid off earlier or later than expected, shortening or lengthening their duration. When interest rates fall, many mortgages are refinanced, and mortgage- backed securities may be repaid early. As a result, a Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase a Fund’s potential for price declines.

Call Risk. Some debt securities in which a Fund may invest, referred to as “callable securities,” allow the issuer to repay them early. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early. Therefore, to the extent that a Fund holds callable securities and the issuers repay the obligations underlying the securities early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make payments when due. Changes in the actual and perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. A downgrade or default affecting any of a Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered predominantly speculative by the major rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions (such as to-be- announced (TBA) mortgage-backed securities) involve a commitment by a Fund to purchase securities that will be issued at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s share price. A Fund will segregate appropriate liquid securities having a market value at least equal to the amount of its purchase commitments. When-issued and delayed-delivery transactions may cause a Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To attempt to reduce this risk, a Fund will enter into transactions with established counterparties and the Portfolio Managers will monitor the creditworthiness of such counterparties.

If deemed advisable as a matter of investment strategy, a Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Bank Loan Interests Risk. Bank loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell bank loan interests in secondary markets. As a result, a Fund may be unable to sell bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for bank loans it holds.

The value of collateral, if any, securing a bank loan can decline, be insufficient to meet the borrower’s obligations or be difficult to liquidate. As a result, a bank loan may not be fully collateralized and can decline significantly in value. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear costs and liabilities associated with owning and disposing of the collateral.

If a Fund acquires a participation interest in a bank loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund may have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund likely would not have any rights against the borrower directly.

Bank loans may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and a Fund’s Portfolio Managers may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. Although foreign securities offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. These countries may also have less developed legal and accounting systems. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Fund’s Portfolio Managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Currency Risk. To the extent that a Fund invests in securities denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. Although a Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries.

Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives – such as futures, forward foreign currency contracts, and swaps – may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from a Fund’s expectations may produce significant losses to the Fund. A Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties in the municipal securities market related to taxation or the rights of municipal security holders. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of a Fund’s municipal securities investments. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. The amount of public information available about municipal securities is generally less than that for corporate securities.

To the extent that a Fund invests in “private activity bonds,” its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or the general credit of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Consult your tax adviser for more information.

Generally, a Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by a Fund fails to meet such requirements, the interest received by the Fund from its investment in such security and distributed to shareholders would be taxable.

New York State Specific Risk. The economic condition and finances of New York State, New York City and other municipalities of New York are closely related and they are experiencing financial difficulties due to the current economic downturn. New York relies on the finance, banking and insurance industries (which may have suffered more than other industries in the recent downturn) for a large part of its revenues and could thus be more affected by the downturn than certain other states. Certain issuers of New York municipal securities have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Market conditions may also impact the liquidity and valuation of New York municipal securities and the ability of entities issuing those securities to successfully sell them in the public credit markets.

Sector Risk. To the extent that a Fund emphasizes certain market sectors, the Fund’s performance could be affected if those market sectors do not perform as expected.

Illiquid Securities Risk. Illiquid securities may be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these securities than it does in pricing securities having more active markets, and there is a greater risk that the securities may not be sold for the price at which a Fund is carrying them.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy.

Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, the Fund may suffer a loss.

Information about Additional Risks

A Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, to the extent that a Fund engages in borrowing or securities lending, or uses derivatives, or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities. Borrowing, securities lending and using derivatives could create investment leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

When a Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect a Fund’s performance and a Fund may not achieve its goal. Furthermore, a municipal Fund could produce income that is not exempt from federal income tax and, in the case of Neuberger Berman New York Municipal Money Fund, income that is not exempt from New York State and/or New York City personal income taxes.

Descriptions of Indices

The Barclays Capital 7-Year General Obligation Index is an unmanaged index of investment grade, tax-exempt general obligations (state and local).

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasuries with maturities between 1 and 3 years.

Management of the Funds

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is each Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Except for Neuberger Berman Core Bond Fund and Neuberger Berman New York Municipal Money Fund, the Manager engages Neuberger Berman Fixed Income LLC as sub-adviser to provide investment research and related services. For Neuberger Berman Core Bond Fund and Neuberger Berman New York Municipal Money Fund, the Manager engages Neuberger Berman Fixed Income LLC as sub-adviser to choose the Fund’s investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of Neuberger Berman Fixed Income LLC. Together, the Neuberger Berman affiliates manage approximately $173 billion in total assets (as of 12/31/2009) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Funds’ semi-annual report to shareholders dated April 2009.

Neuberger Berman Core Bond Fund: For the 12 months ended 10/31/2009, the Manager voluntarily waived its management fees in the amount of 0.25% of average net assets for advisory services provided to the Fund. Accordingly, the management fees paid to the Manager by the Fund were 0.00% of its average net assets. The Investor Class of the Fund will continue to pay the Manager fees at the annual rate of 0.27% of that class’ average daily net assets for administrative services provided to that class of the Fund.

Neuberger Berman High Income Bond Fund: For the 12 months ended 10/31/2009, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.75% of its average net assets.

Neuberger Berman Municipal Intermediate Bond Fund: For the 12 months ended 10/31/2009, the management/ administration fees paid to the Manager by the Fund’s Investor Class were 0.52% of its average net assets.

Neuberger Berman Municipal Money Fund: For the 12 months ended 10/31/2009, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.52% of its average net assets.

Neuberger Berman New York Municipal Money Fund: For the 12 months ended 10/31/2009, the management/ administration fees paid to the Manager by the Fund’s Investor Class were 0.52% of its average net assets.

Neuberger Berman Short Duration Bond Fund: For the 12 months ended 10/31/2009, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.52% of its average net assets.

Portfolio Managers

Except for the Portfolio Managers of the money market funds, please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Core Bond Fund

The Fund is managed by a team consisting of the following Portfolio Managers:

Thanos Bardas is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. He joined the firm in 1998. Mr. Bardas is responsible for portfolio management and quantitative strategies within the firm’s

Institutional Asset Management division. In addition, he is a member of the Portfolio Strategy Committee and serves on specialty investment grade teams. Mr. Bardas has been a Portfolio Manager of Neuberger Berman Core Bond Fund since February 2008.

David M. Brown is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. He re-joined the firm in January 2003. Mr. Brown is Head of Investment Grade Corporate Strategies and Head of Corporate Trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group. Mr. Brown has been a Portfolio Manager of Neuberger Berman Core Bond Fund since February 2008.

Andrew A. Johnson is a Managing Director of Neuberger Berman Management LLC, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He joined the predecessor to Neuberger Berman Fixed Income LLC (Lincoln Capital Management Company) in 1989. Mr. Johnson is the Head of Investment Grade Fixed Income and the Chief Investment Officer for Investment Grade Strategies with responsibility for the overall direction of the investment process and research. Mr. Johnson is a member of the Investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products team. Mr. Johnson has been a Portfolio Manager of Neuberger Berman Core Bond Fund since April 2009. Formerly, Mr. Johnson managed the Fund, as well as its predecessor, from its inception until February 2007.

Bradley C. Tank is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined the firm in 2002 after 23 years of experience in trading and asset management. Mr. Tank is also the Chairman, Chief Executive Officer, Board Member, Managing Director and Chief Investment Officer of Neuberger Berman Fixed Income LLC. From 1990 to 2002, Mr. Tank was Director of Fixed Income for another investment manager. Mr. Tank has been a Portfolio Manager of Neuberger Berman Core Bond Fund since April 2009.

Neuberger Berman High Income Bond Fund

Ann H. Benjamin and Thomas P. O’Reilly are Managing Directors of Neuberger Berman Management LLC, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. They have co-managed the Neuberger Berman High Income Bond Fund’s assets since October 2005. Ms. Benjamin and Mr. O’Reilly also manage high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman. They have managed money for Neuberger Berman Fixed Income LLC since 1997.

Neuberger Berman Municipal Intermediate Bond Fund

James L. Iselin and S. Blake Miller are Senior Vice Presidents of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. Mr. Iselin joined Neuberger Berman Fixed Income LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993. Mr. Miller joined Neuberger Berman Fixed Income LLC in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986

Neuberger Berman Municipal Money Fund

William J. Furrer, Senior Vice President, Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC, joined Neuberger Berman Fixed Income LLC in 2005. Previously, Mr. Furrer managed Funds for another investment adviser since 1990.

Kristian J. Lind, Vice President, Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC, joined Neuberger Berman Fixed Income LLC in 2005. Previously, Mr. Lind was an assistant portfolio manager with another investment adviser.

Neuberger Berman New York Municipal Money Fund

William J. Furrer, Senior Vice President, Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC, joined Neuberger Berman Fixed Income LLC in 2005. Previously, Mr. Furrer managed Funds for another investment adviser since 1990.

Kristian J. Lind, Vice President, Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC, joined Neuberger Berman Fixed Income LLC in 2005. Previously, Mr. Lind was an assistant portfolio manager with another investment adviser.

Neuberger Berman Short Duration Bond Fund

Thomas Sontag is a Managing Director of Neuberger Berman Management LLC, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2006 and has managed portfolios for Neuberger Berman Fixed Income LLC since 2004. Before joining Neuberger Berman Fixed Income LLC, Mr. Sontag was a portfolio manager at another firm for six years.

Michael Foster is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004 and was a fixed income trader and credit analyst at Neuberger Berman Fixed Income LLC since 1999. Prior to joining the Firm in 1999, Mr. Foster spent three years as a Trading Assistant and Account Executive at another investment firm.

Richard Grau is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Grau has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004 and prior to that was a fixed income trader since 1998. Prior to joining the Firm in 1993, Mr. Grau was an Internal Auditor at another firm.

Financial Highlights

Neuberger Berman Core Bond Fund — Investor Class

		Year Ended 9/30/2005	Period 10/1/2005 to 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2009
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period		10.51	10.21	10.09	9.85	9.76	8.64
Plus:	Income from investment operations
	Net investment income	0.31	0.03(6)	0.41(6)	0.44(6)	0.39(6)	0.40(6)
	Net gains/losses — realized and
	unrealized	(0.04)	(0.12)	0.09	(0.09)	(1.12)	1.55
	Subtotal: income/loss from investment
	operations	0.27	(0.09)	0.50	0.35	(0.73)	1.95
Minus:	Distributions to shareholders
	Income dividends	0.31	0.03	0.43	0.44	0.39	0.40
	Capital gain distributions	0.26	—	0.31	—	—	0.00
	Subtotal: distributions to shareholders	0.57	0.03	0.74	0.44	0.39	0.40
Equals:	Share price (NAV) at end of period	10.21	10.09	9.85	9.76	8.64	10.19

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

Net expenses — actual		0.85	0.85(3)	0.85	0.85	0.85	0.86
Gross expenses(1)		1.05	1.58(3)	1.46	1.30	1.25	1.40
Expenses(2)		0.86	0.85(3)	0.86	0.85	0.85	0.86
Net investment income — actual		3.03	3.51(3)	4.22	4.51	4.08	4.39

OTHER DATA

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		2.64	(0.87)(5)	5.21	3.67	(7.72)	23.10
Net assets at end of period (in millions of dollars)		31.2	31.7	33.9	35.9	44.2	25.0
Portfolio turnover rate (%)		462	34(5)	399	404	430	450

Data prior to June 10, 2005 are from the Investor Class of the Fund’s predecessor fund, Ariel Premier Bond Fund. The figures for the fiscal year ended 2005, the fiscal period October 1, 2005 to October 31, 2005, the fiscal year ended 2006, 2007, 2008 and 2009 have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the Fund’s investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Annualized.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5)	Not annualized.

(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights

Neuberger Berman High Income Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,		2005	2006	2007	2008	2009
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period		9.54	9.10	9.08	9.00	6.57
Plus:	Income from investment operations
	Net investment income	0.55	0.59	0.68	0.66	0.74
	Net gains/(losses) — realized and unrealized	(0.44)	(0.02)	(0.08)	(2.44)	2.02
	Subtotal: income (loss) from investment operations	0.11	0.57	0.60	(1.78)	2.76
	Capital contribution	—	—	—	0.01(4)	—
Minus:	Distributions to shareholders
	Income dividends	0.55	0.59	0.68	0.66	0.67
	Subtotal: distributions to shareholders	0.55	0.59	0.68	0.66	0.67
Equals:	Share price (NAV) at end of period	9.10	9.08	9.00	6.57	8.66

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses — actual		0.91	0.89	0.92	0.92	1.00
Gross expenses(1)		—	0.90	0.92	0.92	1.04
Expenses(2)		0.91	0.90	0.92	0.92	1.00
Net investment income — actual		5.88	6.52	7.41	7.96	9.90

OTHER DATA

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		1.17	6.53(3)	6.73(3)	(20.86)	44.38
Net assets at end of year (in millions of dollars)		779.7	588.3	369.2	172.3	422.2
Portfolio turnover rate(%)		63	136	153	115	167

All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what the ratio would have been if there had been no expense reimbursement/recoupment.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.

(4)	The Fund recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management.

Financial Highlights

Neuberger Berman Municipal Intermediate Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,		2005	2006	2007	2008	2009
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year		11.81	11.33	11.36	11.20	10.60
Plus:	Income from investment operations
	Net investment income(4)	0.40	0.40	0.41	0.41	0.35
	Net gains/losses — realized and unrealized	(0.41)	0.08	(0.12)	(0.59)	0.64
	Subtotal: income from investment operations	(0.01)	0.48	0.29	(0.18)	0.99
Minus:	Distributions to shareholders
	Income dividends	0.40	0.40	0.41	0.41	0.37
	Capital gain distributions	0.07	0.05	0.04	0.01	-
	Subtotal: distributions to shareholders	0.47	0.45	0.45	0.42	0.37
Equals:	Share price (NAV) at end of year	11.33	11.36	11.20	10.60	11.22

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses — actual		0.66	0.65	0.65	0.64	0.65
Gross expenses(1)		1.10	1.19	1.17	1.24	1.12
Expenses(2)		0.66	0.66	0.66	0.66	0.65
Net investment income — actual		3.44	3.56	3.61	3.65	3.15

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(0.09)	4.38	2.61	(1.74)	9.42
Net assets at end of year (in millions of dollars)		33.7	32.1	27.8	25.6	92.3
Portfolio turnover rate (%)		16	28	9	39	146

All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.

(4)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights

Neuberger Berman Municipal Money Fund — Investor Class

YEAR ENDED OCTOBER 31,		2005	2006	2007	2008	2009
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year			0.9998	0.9998	0.9999	0.9999
Plus:	Income from investment operations
	Net investment income	0.0158	0.0276	0.0313	0.0209	0.0040
	Net gains/losses — realized	—	0.0000	0.0001	0.0000	0.0000
	Subtotal: income from investment operations	0.0158	0.0276	0.0314	0.0209	0.0040
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	0.0000	0.0000	0.0000
	Income dividends	0.0158	0.0276	0.0313	0.0209	0.0040
	Subtotal: distributions to shareholders	0.0158	0.0276	0.0313	0.0209	0.0040
Equals:	Share price (NAV) at end of year	0.9998	0.9998	0.9999	0.9999	0.9999

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.

Net expenses — actual		0.60	0.59	0.59	0.58	0.57
Gross expenses(1)		—	0.61	0.59	0.56	0.70
Expenses(2)		0.60	0.59	0.59	0.59	0.57
Net investment income — actual		1.62	2.81	3.13	2.06	0.43

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
Total return (%)		1.59	2.80(3)	3.18(3)	2.12(3)	0.40(3)
Net assets at end of year (in millions of dollars)		587.1	773.2	871.5	395.3	316.5

All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no reimbursement/repayment of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped a portion of investment management fees.

Financial Highlights

Neuberger Berman New York Municipal Money Fund — Investor Class

YEAR ENDED OCTOBER 31,		2006(1)	2007	2008	2009
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year		1.0000	1.0000	1.0000	0.9997
Plus:	Income from investment operations
	Net investment income	0.0249	0.0322	0.0216	0.0036
	Net gains/losses — realized	0.0000	0.0000	(0.0003)	(0.0013)
	Subtotal: income from investment operations	0.0249	0.0322	0.0213	0.0023
Minus:	Distributions to shareholders
	Income dividends	0.0249	0.0322	0.0216	0.0036
	Capital gain distributions	—	0.0000	0.0000	—
	Subtotal: distributions to shareholders	0.0249	0.0322	0.0216	0.0036
Equals:	Share price (NAV) at end of year	1.0000	1.0000	0.9997	0.9984

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses — actual		0.54(4)	0.46	0.48	0.52
Gross expenses(2)		0.69(4)	0.57	0.53	0.68
Expenses(3)		0.55(4)	0.48	0.49	0.52
Net investment income — actual		2.94(4)	3.22	2.09	0.38

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
Total return (%)		2.51(5)(6)	3.27(5)	2.19(5)	0.37(5)
Net assets at end of year (in millions of dollars)		173.2	723.1	401.2	323.4

All of the above figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 12/19/2005 (beginning of operations) to 10/31/2006.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the Fund’s investment management fees.

(3)	Shows what this ratio would have been if there had been no expense offset arrangements.

(4)	Annualized.

(5)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(6)	Not annualized.

Financial Highlights

Neuberger Berman Short Duration Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,		2005	2006	2007	2008	2009
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year		9.41	9.13	9.11	9.13	7.91
Plus:	Income from investment operations
	Net investment income(4)	0.25	0.35	0.41	0.41	0.35
	Net gains/losses — realized and unrealized	(0.18)	0.03	0.06	(1.18)	(0.05)
	Subtotal: income from investment operations	0.07	0.38	0.47	(0.77)	0.30
Minus:	Distributions to shareholders
	Income dividends	0.35	0.40	0.45	0.45	0.38
	Subtotal: distributions to shareholders	0.35	0.40	0.45	0.45	0.38
Equals:	Share price (NAV) at end of year	9.13	9.11	9.13	7.91	7.83
RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses — actual		0.70	0.70	0.70	0.70	0.70
Gross expenses(1)		0.80	0.80	0.90	0.95	1.18
Expenses(2)		0.71	0.71	0.70	0.70	0.70
Net investment income — actual		2.75	3.80	4.54	4.73	4.73
OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		0.77	4.28	5.24	(8.70)	4.18
Net assets at end of year (in millions of dollars)		151.8	108.1	93.4	61.6	52.6
Portfolio turnover rate (%)		166	74	53	10	48

All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.

(4)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

Your Investment

Share Prices

Because Investor Class shares of these Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling shares, each Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds generally are open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. However, the Funds will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days. Because fixed income securities trade in markets outside the Exchange, a Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund are also closed for business on days the Federal Reserve Wire System (“Federal Reserve”) is closed. The Federal Reserve is closed on all national holidays, Columbus Day, and Veterans Day. Fund shares will not be priced on those days or any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m., Eastern time, in order to be processed that day, except that for Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund, orders received after the markets’ earlier closing times will be processed the following business day.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see “Maintaining Your Account” for instructions on placing orders).We cannot accept your purchase order until payment has been received. On each business day, Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund calculate their share prices at 3:00 p.m., Eastern time. Each bond fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m., Eastern time. Orders to purchase or sell shares of a Fund must be received in good order by the time at which the Fund prices its shares in order to be processed that day. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of an Investor Class share of a Fund is the total value of that Fund’s assets attributable to its Investor Class shares minus its liabilities attributable to that class, divided by the total number of that Fund’s Investor Class shares outstanding. The share prices of the bond funds typically change every business day. The money market funds do not anticipate that their share prices will fluctuate.

When valuing portfolio securities, the money market funds use a constant amortization method. The bond funds’ investments generally are valued by one or more independent pricing services approved by the Board of Trustees or on the basis of market quotations. When a price from a pricing service or a quotation is not available for a bond fund or a bond fund believes a price from a pricing service or a quotation for a security does not reflect the amount the bond fund would receive on a current sale of that security, the bond fund may substitute for the price or quotation a fair value estimate made according to methods approved by the Board of Trustees. A bond fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used by a bond fund if the market in which a fixed income security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the bond fund’s net asset value calculation. A bond fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a bond fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined using prices from a pricing service or market quotations.

Privileges and Services

If you purchase Investor Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments. This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more in any bond fund in this prospectus. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals. This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses (except in money market funds).

Electronic Bank Transfers. When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access. At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone(R). Get up-to-date performance and account information through our 24-hour automated service by calling 800- 335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Distributions and Taxes

Distributions. Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly. The bond Funds make any capital gain distributions once a year (in December). The money market Funds do not anticipate making any capital gain distributions. Gains from foreign currency transactions, if any, are normally distributed in December.

Unless you designate otherwise, your income dividends and capital gain distributions, if any, from a Fund will be reinvested in additional Investor Class shares of that Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Investor Class shares of another Neuberger Berman Fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in additional Investor Class shares or paid in cash.

How distributions are taxed. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares. The part of a municipal Fund’s income distributions that it designates as “exempt-interest dividends” (essentially, the part of its distributions equal to the excess of its interest that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) will be excludable from its shareholders’ gross income for those purposes. Accordingly, shares of those Funds are not appropriate investments for exempt investors.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long a Fund held the securities it sold, not when you bought your shares of the Fund or whether you reinvested your distributions.

In general, income dividends from the municipal Funds generally are free from federal income tax. However, if you are a high- income individual who would owe comparatively little in federal income tax, some of your municipal Fund exempt-interest dividends may be a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”). In addition, any exempt-interest dividend that a corporate shareholder receives will be included in “adjusted current earnings” for purposes of the federal alternative minimum tax, and part of the municipal Funds’ exempt-interest dividends may be a Tax Preference Item for all shareholders. A municipal Fund may invest in securities or use techniques that produce taxable income; your tax statement will identify any income of this type.

For non-corporate investors in the Neuberger Berman New York Municipal Money Fund, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions, in addition to being excludable from gross income for federal income tax purposes, are generally exempt from New York State and New York City personal income taxes (“New York taxes”). Distributions excluded from federal gross income that are derived from interest on state and municipal securities of other issuers, as well as distributions derived from taxable ordinary income and net short-term gain, are generally subject to New York taxes. Moreover, distributions to corporate shareholders will be subject to New York State corporate franchise tax and New York City general corporation tax.

If, for any taxable year, a Fund distributes an amount that exceeds its taxable income, including net realized gains, for that year — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a sale of your shares (taxed as described below).

How share transactions are taxed. When you sell (redeem) or exchange Fund shares (other than shares of the money market Funds), you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors . Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Shareholders who sell shares of a money market Fund will not realize a taxable gain or loss as long as the money market Fund maintains a share price of $1.00.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the preceding year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (other than from a money market Fund, and regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s taxable distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price (which each money market Fund intends to maintain at $1.00 per share). The amount of the distribution is either reinvested in additional Investor Class shares of the Fund or paid to shareholders in cash.

Because of this, if you buy shares of a Fund just before it makes a distribution (other than an exempt- interest dividend), you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no tax consequences to you from distributions.

Maintaining Your Account

When you buy shares. Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when the Funds’ transfer agent has received your check or other payment for the shares. In the case of Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund, Neuberger Berman Management LLC will process purchase orders on the day received if your payment is received by the close of the Federal Reserve Wire System (6:00 p.m., Eastern time). For all other Funds, in the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Money market fund investors whose purchase orders are converted to “federal funds” before 6:00 p.m., Eastern time, will earn a dividend the same day. Normally, for the bond funds, dividends are first earned the business day after your purchase order is accepted.

Neuberger Berman Core Bond Fund Investor Class and Neuberger Berman High Income Bond Fund Investor Class are closed to new investors. Only certain investors are allowed to purchase Investor Class shares of Neuberger Berman Core Bond Fund and Neuberger Berman High Income Bond Fund, as follows:

  Grandfathered Investors may purchase Investor Class shares of Neuberger Berman Core Bond Fund and Neuberger Berman High Income Bond Fund. “Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. Grandfathered Investors do not include any investment providers who have accounts with a fund or shareholders who invest through such investment providers.

  Only investors who hold their shares in an account directly with Neuberger Berman, who held Investor Class shares of Neuberger Berman High Income Bond Fund prior to June 15, 2009, and who have continuously maintained an account in Investor Class shares of the Fund, may continue to purchase Investor Class shares of the Fund. This does not include any investment providers who have accounts with the Fund or shareholders who invest through such investment providers, who are addressed below.

  Only investment providers who established accounts in Investor Class shares of Neuberger Berman Core Bond Fund prior to March 1, 2008, and who have continuously maintained an account in Investor Class shares of the Fund, may continue to purchase Investor Class shares of the Fund. Self-directed retail shareholders who hold their shares through an investment provider’s account with Neuberger Berman must maintain such account in Investor Class shares of the Fund with the same investment provider to continue to purchase Investor Class shares of the Fund.

  Only investment providers who established accounts in Investor Class shares of Neuberger Berman High Income Bond Fund prior to June 15, 2009, and who have continuously maintained an account in Investor Class shares of the Fund, may continue to purchase Investor Class shares of the Fund. Self-directed retail shareholders who hold their shares through an investment provider’s account with Neuberger Berman must maintain such account in Investor Class shares of the Fund with the same investment provider to continue to purchase Investor Class shares of the Fund.

Shareholders who, by virtue of an investment made through an investment provider, are permitted to invest in a class that is generally closed to new investors may have to continue to participate in the same program of fees and services at that investment provider to maintain their ability to purchase that class. Please check with your investment provider for more information.

When you sell shares. If you bought your shares from Neuberger Berman Management LLC , instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed “accepted” when the Fund’s transfer agent receives your order to sell. Investors in Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund who place an order to sell shares before 3 p.m., will not receive dividends on the day of the sale; bond fund investors will receive the dividends earned and accrued by the Fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”). These cases include:

  when selling more than $50,000 worth of shares

  when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance.

When selling shares in an account that you do not intend to close, remember to leave at least $2,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of that Fund’s shareholders as a whole.

Uncashed checks. We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares. You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

  both accounts must have the same registration

  you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone(R) or visit our website at www.nb.com.

Proceeds from the sale of shares. The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

Other policies. Under certain circumstances, the Funds reserve the right to:

  suspend the offering of shares

  reject any exchange or purchase order

  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order change, suspend, or revoke the exchange privilege

  suspend the telephone order privilege

  satisfy an order to sell Fund shares with securities rather than cash, for very large orders suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

  suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

  for money market funds, postpone payments for redemption requests received after 3:00 p.m., Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Distribution and Shareholder Servicing Fees

The Neuberger Berman Core Bond Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund’s Investor Class pays the Fund’s distributor, Neuberger

Berman Management LLC, at an annual rate of 0.25% of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Medallion Signature Guarantees

A Medallion signature guarantee is a guarantee that your signature is authentic. You may need a Medallion signature guarantee when you sell shares of a Fund.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs. Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the Funds described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “When You Exchange Shares” for more information). In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

Buying Shares

Method	Things to know	Instructions

Sending us a check

Your first investment must be at least $2,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash
equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified
mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	A wire for a first investment must be for at least $2,000 Wires for additional investments must be for at least $1,000

Before wiring any money, call 800-877-9700
for an order confirmation

Have your financial institution send your wire to
State Street Bank and Trust Company and
include your name, the Fund name, your
account number and other information as
requested

Exchanging from another fund

An exchange for a first investment must be
for at least $2,000; additional investments
must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or
changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone(R), call 800-335-9366 or through www.nb.com

By telephone

We do not accept phone orders for a first
investment

Additional investments must be for at least
$1,000

Additional shares will be purchased when
your order is accepted

Not available on retirement accounts

Call 800-877-9700 to notify us of your
purchase

Immediately follow up with a wire or electronic
transfer

To add shares to an existing account using
FUNDfone(R), call 800-335-9366 or you can
use www.nb.com

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

Selling Shares

Method	Things to know	Instructions

Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order

All phone orders to sell shares must be
for at least $1,000 unless you are
closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone(R), call 800- 335-9366 or visit www.nb.com

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone(R), call 800- 335-9366 or visit www.nb.com

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

By check	Available for money market funds only Withdrawals must be for at least $250 Cannot include dividends accrued but not yet posted to your account

Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional individual retirement accounts (“IRAs”) allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you, then call 800-877- 9700 for information on any Neuberger Berman retirement plan or account.

Generally, retirement accounts and plans should not invest in the municipal Funds.

Internet Connection

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a fund shareholder you can use the web site to access account information and even make secure transactions — 24 hours a day. You can also receive Fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE ® . If you want further information, please call 800-877-9700.

Market Timing Policy

Frequent purchases, exchanges and redemptions in Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

In light of the nature and high quality of Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund’s investments and their investment strategy to maintain a stable share price, the market-timing policies adopted by the Funds’ Board of Trustees that are applicable to other funds in the fund family are generally not applicable with respect to market-timing activities of these Funds’ shares. It is expected that these Funds will be used by shareholders for short-term investing and by certain selected accounts utilizing the Funds as a cash sweep vehicle. However, frequent purchases, exchanges and redemptions of Fund shares can interfere with Fund management and affect costs and performance for other shareholders. Therefore, under certain circumstances, Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege in order to combat such activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at http://www.nb.com/holdings and are generally available 15-30 days after each month-end. Month-end holdings will be posted approximately 15 days after each month-end and mid-month holdings will be posted on approximately the last business day of the month.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent period’s holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

NEUBERGER BERMAN INCOME FUNDS

Investor Class Shares

  No front-end sales charges

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

  a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

  Fund performance data and financial statements

  portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies

  information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202- 551-8090 for information about the operation of the Public Reference Room.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved. ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

SEC file number 811-03802
A0107 02/10